Exhibit 32


   Certification of Chief Executive Officer, Chief Operating Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned Peter Katevatis, Michael Engelhart and John Kennedy hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in their respective capacities as Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of Mediscience Technology Corp. (the "Company"), that, to our knowledge, the Annual Report of the Company on Form 10-KSB for the fiscal year ended February 29, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2005                               Name: ss Peter Katevatis
                                                        ------------------
                                                  Title: Chief Executive Officer

                                                  Name: ss Michael Engelhart
                                                        --------------------
                                                  Title: Chief Operating Officer

                                                  Name: ss John Kennedy
                                                        ---------------
                                                  Title: Chief Financial Officer